                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                  CARRIER 1 INTERNATIONAL S.A.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                [CARRIER 1 LOGO]

                          CARRIER 1 INTERNATIONAL S.A.
                                SOCIETE ANONYME

Stig Johansson
Director, President and Chief Executive Officer

May 22, 2001

To Our Shareholders:

    We have set our 2001 annual meeting of shareholders for Tuesday, June 12, 2001, to commence at 11:00 a.m. (local time) at Le Royal Hotel, 12 Boulevard Royal, L-2449, Luxembourg.

    At the annual meeting, shareholders will consider and vote on matters we are required to submit to you under the law of Luxembourg, the country of our organization. These matters consist of approval of our statutory accounts and the related reports of our Board of Directors and our statutory auditors, the allocation of the financial result for the year ended December 31, 2000 and the discharge under Luxembourg Law of our Board's and our statutory auditors' execution of their mandates for the year ended December 31, 2000. These are important matters and we urge each of you to sign, date, and return the enclosed proxy cards as promptly as possible, even if you plan to attend the meeting.

    We appreciate the continuing support of our shareholders.

                                          On behalf of the Board of Directors,

                                          /s/ Stig Johansson

                                          Stig Johansson
                                          Director, President and
                                          Chief Executive Officer

                                                                [CARRIER 1 LOGO]

                          CARRIER 1 INTERNATIONAL S.A.
                                SOCIETE ANONYME

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

DATE:  Tuesday, June 12, 2001

TIME:  11:00 a.m.

PLACE: Le Royal Hotel
     12 Boulevard Royal
     L-2449, Luxembourg.

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING:

1.  Approval of the Company's statutory accounts for the year ended
    December 31, 2000, and the reports of the Company's statutory auditors, dated May 7, 2001, and the Board of Directors on the statutory accounts, dated May 7, 2001.

2. Determination to apply the profit reported by the Company for the year ended December 31, 2000, towards the reduction of the loss carried forward from the previous period ended December 31, 1999 and to carry forward the balance of the loss to the next financial year.

3. Discharge of the Board of Directors of the Company--pursuant to Article 74 of Luxembourg's Company Law--from the execution of their mandate as directors for the year ended December 31, 2000.

4. Discharge of the statutory auditors of the Company--pursuant to Article 74 of Luxembourg's Company Law--from the execution of their mandate as statutory auditors for the year ended December 31, 2000.

5. Any other matter properly brought before the shareholders at the annual meeting or any adjournment thereof, including procedural matters relating to the conduct of the meeting under the Luxembourg Company Law.

    The address of the Company's registered office is Route d'Arlon 3, L-8009 Strassen, Luxembourg and its telephone number is 411 297 2600. The Company is organized in Luxembourg as a Societe Anonyme with registrar number RC Luxembourg B 65864.

                                          On Behalf of the Board of Directors,

                                          Stig Johansson
                                          Director, President
                                          and Chief Executive Officer

May 22, 2001

                                                                [CARRIER 1 LOGO]

                          CARRIER 1 INTERNATIONAL S.A.
                                SOCIETE ANONYME
                                ROUTE D'ARLON 3
                          L-8009 STRASSEN, LUXEMBOURG

                            ------------------------

                                PROXY STATEMENT

    Your votes at the annual meeting are important to us. Please vote your common shares of the Company's capital by completing the enclosed proxy cards and returning them to us in the enclosed envelopes. This Proxy Statement has information about the annual meeting and was prepared by the Company's management for the Board of Directors. This Proxy Statement was first mailed to shareholders on May 22, 2001.

                                    CONTENTS

GENERAL INFORMATION ABOUT VOTING............................    2

PROPOSAL NOS. 1-4 PROPOSALS FOR SUBMISSION TO THE
  SHAREHOLDERS UNDER LUXEMBOURG LAW.........................    4

DIRECTORS AND EXECUTIVE OFFICERS............................    5

BOARD OF DIRECTORS..........................................    8

BENEFICIAL OWNERSHIP........................................    9

OTHER MATTERS...............................................   12

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING...............   12

MATERIAL INCORPORATED BY REFERENCE..........................   12

ANNEX A--STATUTORY ACCOUNTS AND RELATED REPORTS.............  A-1

                        GENERAL INFORMATION ABOUT VOTING

WHO IS SOLICITING YOUR VOTE?

    These proxy materials are furnished in connection with the solicitation by the Board of Directors of Carrier 1 International S.A. ("Carrier1," "Carrier1 International" or the "Company") of proxies to be voted at the Company's 2001 annual meeting and at any meeting following an adjournment, postponement, or continuation of the meeting.

WHO CAN VOTE?

    You can vote your shares of the Company's capital if our records show that you owned the shares on May 18, 2001. If your shares are held in the name of your broker, a bank, or other nominee, that party may have other procedures for determining your entitlement to vote. You should contact that party for more information about this. A total of 42,866,018 common shares of the Company's capital can vote at the meetings. You get one vote for each common share of the Company's capital. The enclosed proxy cards show the number of shares you can vote.

WHO ARE THE PROXYHOLDERS?

    The persons named in the enclosed proxy are directors or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) as proxy to attend and act on such shareholder's behalf at the annual meeting.

HOW DO I VOTE BY PROXY?

    Follow the instructions on the enclosed proxy cards to vote on each proposal to be considered at the annual meeting. Sign and date the proxy cards and mail them back to us in the enclosed envelopes. The common shares of the Company's capital represented by any valid proxy in favor of management's nominees named in the accompanying proxy will be voted for, against, or withheld from voting (abstain) on all matters specified in the form of proxy, in accordance with any specification or instruction made by a shareholder on the proxy. In the absence of any such specification or instruction, such common shares of the Company's capital will be voted for, against, or withheld from voting (abstain) on all of the matters specified in the form of proxy as the proxyholder shall determine, in his discretion.

    The accompanying proxies for the annual meeting confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in this notice and proxy statement and with respect to such other business or matters which may properly come before the annual meeting or any adjournment.

WHAT IF OTHER MATTERS COME UP AT THE MEETINGS?

    The matters described in this proxy statement are the only matters we know of that will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARDS?

    Yes. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY
  CARDS?

    Although we encourage you to complete and return the proxy cards to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

    If your shares are held in the name of a bank, broker or other nominee, that party should give you instructions for voting your shares. Please contact the person responsible for your account and give instructions for a proxy card to be signed representing your common shares of the Company's capital. We urge you to confirm in writing your instructions to the person responsible for your account. You should provide instructions to that custodian in connection with having your shares voted at the Annual General Meeting. Please contact the person responsible for your account and give instructions as to how you wish your share capital to be voted. If you have any questions regarding the voting of your shares, please contact Innisfree M&A Incorporated at (888) 750-5834 within the United States or (212) 750-5833 outside United States. Their address is
501 Madison Avenue, New York, New York 10022, U.S.A. ADR holders may contact Bankers Trust at (212) 250-7106. Their address is 4 Albany Street, 3rd Floor, New York, New York 10006, U.S.A.

WHO PAYS FOR THIS PROXY SOLICITATION?

    We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive extra compensation for doing this. We have retained Innisfree M & A Incorporated to assist us in soliciting your proxy for a fee of $8,500, plus reasonable out-of-pocket expenses. We also are using Bankers Trust in relation to the solicitation of proxies and we will reimburse them for reasonable out-of-pocket expenses.

    WE WILL REQUEST THAT BANKS, BROKERAGE HOUSES, AND OTHER CUSTODIANS, NOMINEES, AND FIDUCIARIES FORWARD OUR PROXY SOLICITATION MATERIALS TO THE BENEFICIAL OWNERS OF COMMON SHARES OF OUR CAPITAL THAT SUCH INSTITUTIONS HOLD OF RECORD. WE WILL REIMBURSE SUCH INSTITUTIONS FOR THEIR REASONABLE OUT-OF-POCKET EXPENSES.

HOW ARE VOTES COUNTED?

    Under Luxembourg law, actions requiring the approval of shareholders can generally be taken at an ordinary meeting, including the annual meeting, by approval of the holders of a simple majority of shares present or represented, and voting, without regard to any minimum quorum requirements. Other actions specified by Luxembourg law or the articles of incorporation may require a super-majority vote or a specified quorum. If a quorum that is required is not achieved, a new meeting may be called at which no quorum is required.

    A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. As abstentions and broker non-votes are not votes cast, they will not be counted among the shares voted on matters at the annual meeting which require the approval of the majority of shares voted.

    Our register of shareholders indicates that one shareholder of record, Carrier One, LLC, holds enough shares by itself to approve each of the proposals presented here. We believe Carrier One, LLC will vote "FOR" approval of the proposals. Information about the beneficial owners of Carrier1 and Carrier One, LLC appears in this proxy statement.

                               PROPOSAL NOS. 1-4
                        PROPOSALS FOR SUBMISSION TO THE
                       SHAREHOLDERS UNDER LUXEMBOURG LAW

    The Board will submit to the shareholders at the annual meeting for their consideration and approval the following matters as required by Luxembourg's Company Law:

1. A proposal to approve the Company's statutory accounts for the year ended December 31, 2000, and the reports of the Company's statutory auditors, dated May 7, 2001, and the Board of Directors on the statutory accounts, dated May 7, 2001.

2. A proposal to apply the profit reported by the Company for the year ended December 31, 2000, towards the reduction of the loss carried forward from the previous period ended December 31, 1999 and to carry forward the balance of the loss to the next financial year.

3.  A proposal to discharge the Board of Directors of the Company--pursuant to
    Article 74 of Luxembourg's Company Law--from the execution of their mandate as directors for the year ended December 31, 2000.

4.  A proposal to discharge the statutory auditors of the Company--pursuant to
    Article 74 of Luxembourg's Company Law--from the execution of their mandate as statutory auditors for the year ended December 31, 2000.

          WE RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THESE PROPOSALS

    Our statutory accounts and the related reports are attached as Annex A to these proxy materials. Because these accounts and reports are presented to you only for purposes of Luxembourg law, we urge you to read them together with the consolidated financial statements and other information that are included in our Annual Report for 2000, which we are sending with these proxy materials.

    Article 74 of Luxembourg's Company Act sets forth that the shareholders at the annual meeting, after having heard the reports of the statutory auditors and the board of directors and discussing the annual accounts, vote on the approval of the annual accounts and the discharge to be given to the directors and the statutory auditors. The approval of Proposals 3. and 4. will have the effect of preventing the Company from making claims against a director or our statutory auditors, respectively, for breach of his or their duties under Luxembourg law from the period of our organization through December 31, 2000.

    Our independent statutory auditors for the year ended December 31, 2000 were Deloitte & Touche SA, Luxembourg. A representative of our statutory auditors is not expected to be present at the annual meeting and will therefore not be available to respond to questions.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the directors and executive officers of Carrier1 as of December 31, 2000.

NAME                                     AGE      POSITION WITH CARRIER1
----                                   --------   ----------------------
Stig Johansson.......................     58      Chief Executive Officer, President and Director of
                                                  Carrier1 International

Eugene A. Rizzo......................     49      Executive Vice President, Voice and Access Services

Terje Nordahl........................     53      Chief Operating Officer

Joachim W. Bauer.....................     56      Executive Vice President and Chief Financial Officer

Kees van Ophem.......................     38      Executive Vice President, Corporate Services and General
                                                  Counsel

Neil E. Craven.......................     32      Executive Vice President, Infrastructure Development and
                                                  Bandwidth Sales

Alex Schmid..........................     32      Executive Vice President, Strategic Development

Pim Versteeg.........................     44      Executive Vice President, Broadband Solutions

Glenn M. Creamer.....................     38      Director of Carrier1 International

Jonathan E. Dick.....................     42      Director of Carrier1 International

Mark A. Pelson.......................     38      Director of Carrier1 International

Victor A. Pelson.....................     63      Director of Carrier1 International

Thomas J. Wynne......................     60      Director of Carrier1 International

    STIG JOHANSSON has served as a director of Carrier1 International since August 1998 and as our Chief Executive Officer and President since March 1998 and has more than 30 years of experience in the telecommunications industry. Prior to founding Carrier1, Mr. Johansson was President of Unisource Carrier Services AG from September 1996 until February 1998, where he was responsible for transforming Unisource Carrier Services from a network development and planning company into a fully commercial, wholesale carrier of international traffic. Mr. Johansson was a member of Unisource N.V.'s supervisory board from 1992 until 1996. Prior to joining Unisource Carrier Services, Mr. Johansson worked for Telia AB, the Swedish incumbent telephone operator, where he was most recently Executive Vice President. During his 26 years at Telia, Mr. Johansson held a variety of positions. He began in 1970 working in engineering operations and rose to head of strategic network planning (1977), general manager of the Norrkoping Telecom region (1978), head of CPE-business division (1980), executive vice president and marketing director of Televerkit/Telia AB (1984) and Executive Vice President responsible for Telia's start-up operations in the Nordic countries and the United Kingdom (1995). He was a member of Telia's corporate management board from 1985 to 1996. Mr. Johansson holds a Master's degree in Business Economics from Hermods Institut, Sweden and a degree of Engineer of Telecommunications from Luleo College, and he completed a senior executive business course at IMD in Lausanne, Switzerland. He is a citizen of Sweden.

    EUGENE A. RIZZO has served as our Executive Vice President, Voice & Access Services since March 1998 and has over 23 years of experience in international sales and marketing and 11 years of experience in the telecommunications industry. From 1993 to 1998, Mr. Rizzo managed sales and marketing groups for several affiliates of Unisource NV, including Unisource Carrier Services and AT&T-Unisource Communications Services, an international joint venture between AT&T Corp. and Unisource NV. Prior to joining Unisource, Mr. Rizzo held various marketing and management positions with International Business Machines Corporation, Wang Laboratories, Inc. and Tandem

Computers Inc. While at Tandem, Mr. Rizzo assisted in the start-up of Tandem's European Telco Group. Mr. Rizzo holds a Master of Business Administration degree from the University of Massachusetts. He is a citizen of the United States.

    TERJE NORDAHL has served as our Chief Operating Officer since March 1998 and has 27 years of experience in telecommunications operations. Mr. Nordahl also has extensive experience in the computer and Internet industry. As a Managing Director at Unisource Business Networks BV from 1997 to 1998, he established and built the Unisource Business Data Network in Norway. From 1995 to 1997,
Mr. Nordahl was President of Telia AS (Norway), Telia's subsidiary in Norway, where he supervised the building of an ATM backbone network with integrated voice and data services. From 1993 to 1995, Mr. Nordahl established and operated Creative Technology Management AS, or CTM, which provided business development services for government and industrial organizations. Prior to establishing CTM, Mr. Nordahl held engineering, development and marketing positions with various companies, including IBM and telecommunications companies affiliated with Ericsson (L.M.) Telephone Co. and ITT Corp. Mr. Nordahl holds a First Honors Bachelor of Science degree from Heriot-Watt University, Edinburgh and has completed the INSEAD Advanced Management Program. He is a citizen of Norway.

    JOACHIM W. BAUER has served as our Executive Vice President & Chief Financial Officer since March 1998 and has seven years of experience in the telecommunications industry. From 1994 to 1998, Mr. Bauer served as Chief Financial Officer of Unisource Carrier Services. Before joining Unisource Carrier Services, Mr. Bauer held various management positions with IBM and its affiliates, including Controller of IBM (Switzerland). Mr. Bauer graduated from a commercial school in Zurich, was educated at IMEDE business school, Lausanne, Switzerland, and completed the senior executive program of the Swiss Executive School (SKU). Mr. Bauer holds a Certified Diploma in Accounting and Finance
(CPA). He is a citizen of Germany.

    KEES VAN OPHEM has served as our Executive Vice President, Corporate Services and General Counsel since March 1998, with responsibility for interconnection, licensing, legal affairs and carrier relations. Mr. van Ophem has nine years of experience in the telecommunications industry. Prior to joining us, he was Vice President, Purchase and General Counsel for Unisource Carrier Services from 1994 to 1998 and was on its management board from its inception in early 1994. From 1992 to 1994 Mr. van Ophem served as legal counsel to Royal PTT Nederland NV (KPN), with responsibility for the legal aspects of its start-up ventures in Hungary, Bulgaria, Czech Republic and Ukraine and the formation of Unisource Carrier Services. Prior to joining KPN, Mr. van Ophem worked at law firms in Europe and the United States. Mr. van Ophem holds a Juris Doctorate degree from the University of Amsterdam and, as a Fulbright scholar, a Master of Laws degree in International Legal Studies from New York University. He is a citizen of The Netherlands.

    NEIL E. CRAVEN has served as our Executive Vice President, Infrastructure Development & Bandwidth Sales since March 1998 and has seven years of experience in the telecommunications industry. From 1995 to 1998, Mr. Craven was a member of the management team at Unisource Carrier Services, initially responsible for Corporate Strategy and Planning and later serving as Vice President of Business Development. Prior to joining Unisource Carrier Services, Mr. Craven was employed by Siemens AG in Germany, where he worked on various international infrastructure projects. Mr. Craven has an Honors degree in Computer Engineering from Trinity College, Dublin and a Master of Business Administration degree from the Rotterdam School of Management. He is a citizen of Ireland.

    ALEX SCHMID has served as our Executive Vice President, Strategic Development since December 1999 and has over eight years of experience in international telecommunications, Internet technology and media industry investments. Immediately prior to joining us, Mr. Schmid was the General Partner of personal investment vehicles targeting the technology, Internet, telecommunications and media industries. From February 1996 until September 1998, Mr. Schmid was a Managing Director and Head of Private Equity for the Bank Austria Group, where he was responsible for investing primarily in European telecommunications and telecommunications-related companies and investment vehicles. Mr. Schmid also served on the board of directors of Central Europe Telecom Investment L.P., a venture capital fund targeting investments in telecommunications and telecommunications-related companies in Central Europe. From August 1995 until February 1996, Mr. Schmid was a Vice President at AIG Capital Partners. From March 1993 until August 1995, Mr. Schmid was an Associate of the Private Equity Group at Creditanstalt. Mr. Schmid is a graduate of the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics. He is a German citizen.

    PIM VERSTEEG has served as our Executive Vice President, Broadband Solutions since September of 2000, and before that as our Chief Technology Officer and Director for Special Solutions & Customer Engineering since April 1999. Prior to joining Carrier1, Mr. Versteeg was a Sales Director for European Carriers at Nortel Networks from August 1996 to March 1999. Mr. Versteeg is a retired Lieutenant Colonel from the Dutch Army. He began his telecommunications career in 1991 with the Army with the responsibility to design and implement the Ministry of Defense's national SDH and data networks. Mr. Versteeg is a graduate of the Military Academy of the Netherlands and holds Bachelor's Degrees in Business Administration and Computer Science. He is a citizen of The Netherlands.

    GLENN M. CREAMER has served as a director of Carrier1 International since August 1998. Mr. Creamer has been a Managing Director of Providence Equity Partners Inc. since its inception in 1996 and is also a General Partner of Providence Ventures L.P., which was formed in 1991. Mr. Creamer is a director of Celpage, Inc., Epoch Networks, Inc., DigiPlex S.A. (formerly Hubco S.A.) and 360networks inc. Mr. Creamer received a Bachelor of Arts degree from Brown University and a Master of Business Administration degree from the Harvard Graduate School of Business Administration. He is a citizen of the United States.

    JONATHAN E. DICK has served as a director of Carrier1 International since August 1998. Mr. Dick has been a Managing Director of Primus Venture
Partners, Inc. since December 1993. Prior to joining Primus in June 1991,
Mr. Dick held various positions in sales management at Lotus Development Corporation. Mr. Dick is also a director of Paycor, Inc., PlanSoft Corporation and Spirian Technologies, Inc. Mr. Dick received a Bachelor of Science degree in Applied Mathematics and Economics from Brown University and a Master of Business Administration degree from the Harvard Graduate School of Business Administration. He is a citizen of the United States.

    MARK A. PELSON has served as a director of Carrier1 International since August 1998. Mr. Pelson is a Principal of Providence Equity Partners Inc., which he joined in August 1996. Prior to 1996, Mr. Pelson was a co-founder and director, from 1995 to 1996, of TeleCorp., Inc., a wireless telecommunications company, and from 1989 to 1995 served in various management positions with AT&T, including most recently as a general manager of strategic planning and mergers and acquisitions. Mr. Pelson is a director of Madison River Telephone Company, L.L.C., Mpower Communications Corp., Global Metro Networks and Language Line Holdings, LLC. Mr. Pelson received a Bachelor of Arts degree from Cornell University and a Juris Doctorate from Boston University. Mr. Pelson is the son of Victor A. Pelson. He is a citizen of the United States.

    VICTOR A. PELSON has served as a director of Carrier1 International since January 1999. Mr. Pelson is a Senior Advisor to UBS Warburg LLC, an investment banking firm. He was a Director and Senior Advisor of Dillon, Read & Co. Inc. at the time of its merger in 1997 with SBC Warburg. Before joining Dillon, Read in April 1996, Mr. Pelson was associated with AT&T from 1959 to March 1996, where he held a number of executive positions, including Group Executive and President responsible for the Communications Services Group, Executive Vice President and member of the Management Executive Committee. At his retirement from AT&T, Mr. Pelson was Chairman of Global Operations and a member of the board of directors. Mr. Pelson is a director of Eaton Corporation, Dun & Bradstreet Corporation, United Parcel Service, Inc. and Acterna Corporation. Mr. Pelson received a Bachelor of

Science degree in Mechanical Engineering from New Jersey Institute of Technology and a Master of Business Administration degree from New York University.
Mr. Pelson is the father of Mark A. Pelson. He is a citizen of the United
States.

    THOMAS J. WYNNE has served as a director of Carrier1 International since January 1999. Mr. Wynne is currently a partner with Sycamore Creek Development Co. He is also chairman of the board of directors of Aerie Networks Inc., a privately held U.S. company which is building a U.S. based fiber network. He was President and Chief Operating Officer of LCI International Inc. and its subsidiaries from July 1991 to October 1997. From 1977 to 1991, Mr. Wynne held several executive positions with MCI Communications Corp., including President of the West Division, Vice President of Sales and Marketing for the Mid-Atlantic Division, and Vice President in the Midwest Division. Mr. Wynne holds a Bachelor of Science degree in Political Science from St. Joseph's University. He is a citizen of the United States.

                               BOARD OF DIRECTORS

    The general affairs and business of Carrier1 International are managed by the Board of Directors. Carrier1 International's articles of incorporation provide for at least three directors appointed by a general meeting of shareholders for terms no greater than six years. Under the articles, the number and terms of directors are to be determined, and each director may be reelected or removed at any time, by a general meeting of shareholders. Directors are not required to hold any shares in Carrier1 International in order to serve as directors. Carrier1 International is bound by the joint signature of two directors or the sole signature of a managing director for ordinary course management decisions, if one has been appointed by the Board. Carrier1 International currently has six directors and has no persons appointed as corporate officers. Each director was appointed to hold office for a term of six years.

COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board has an audit committee. The audit committee, consisting of Messrs. Dick, Wynne and M. Pelson, is responsible for reviewing the services provided by our independent auditors, our annual financial statements and our system of internal accounting controls.

    The Board has determined that it is in the best interests of the Company and its shareholders to appoint to the audit committee Mr. Mark Pelson, a principal of Providence Equity Partners, the majority interestholder of Carrier One, LLC, notwithstanding the fact that Mr. Pelson by reason of his employment by Providence Equity Partners is not and may not be an independent member of the Board, because of Mr. Pelson's financial expertise and the alignment of interests of Carrier One, LLC, the majority shareholder of the Company, and the remaining shareholders of the Company in the activities and authority to be delegated to the audit committee.

PRINCIPAL ACCOUNTING FIRM FEES

    Aggregate fees billed to the Company for the fiscal year ending
December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche Experta AG, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

Audit Fees..................................................  $670,000
Financial Information Systems Design and Implementation
  Fees......................................................        $0(1)
All Other Fees..............................................  $594,000(1)(2)

------------------------

(1) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

(2) Includes fees for IPO-related accounting services, tax consulting, and other non-audit services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Carrier1 International does not have a compensation committee. The compensation of executive officers and other of our key employees is determined by the board. Stig Johansson, our President and Chief Executive Officer, is currently a member of the board and has participated in such determinations.

COMPENSATION OF DIRECTORS

    Carrier1 International will reimburse the members of the board for their reasonable out-of-pocket expenses incurred in connection with attending board meetings. Additionally Carrier1 International maintains directors' and officers' liability insurance. Carrier1 International has granted 20,000 options to purchase shares to each of Messrs. Wynne and V. Pelson. Members of the board receive no other compensation for services provided as directors.

                              BENEFICIAL OWNERSHIP

    The following table sets forth information regarding the beneficial ownership of the shares of Carrier1 International, as of March 20, 2001 by:

        (1) each person known to Carrier1 International to own beneficially more than 5% of Carrier1 International's outstanding shares,

        (2) each director of Carrier1 International,

        (3) each executive officer of Carrier1 International listed in the Summary Compensation Table under "Executive Compensation" above, and

        (4) all executive officers and directors of Carrier1 International as a group.

    All information with respect to beneficial ownership has been furnished to us by the respective shareholders of Carrier1 International.

                                                              NUMBER OF    PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         SHARES     OF SHARES
---------------------------------------                       ----------   ----------
Carrier One, LLC ...........................................  28,272,087      65.96%
  c/o Providence Equity Partners Inc.
  901 Fleet Center
  50 Kennedy Plaza
  Providence, RI 02903
Providence Equity Partners L.P.(2)..........................  28,272,088      65.96%
  901 Fleet Center
  50 Kennedy Plaza
  Providence, RI 02903
Jonathan M. Nelson(2).......................................  28,272,088      65.96%
Paul J. Salem(2)............................................  28,272,088      65.96%

                                                              NUMBER OF    PERCENTAGE
NAME OF EXECUTIVE OFFICER OR DIRECTOR                           SHARES     OF SHARES
-------------------------------------                         ----------   ----------
Stig Johansson(3)...........................................     247,463          *
Eugene A. Rizzo(3)..........................................     247,463          *
Terje Nordahl(3)............................................     144,796          *
Alex Schmid(3)..............................................      21,692          *
Kees van Ophem(3)...........................................     247,463          *
Glenn M. Creamer(2).........................................  28,272,088      65.96%
Jonathan E. Dick............................................          --         --
Mark A. Pelson..............................................          --         --
Victor A. Pelson(4).........................................      12,000          *
Thomas J. Wynne(4)..........................................      12,000          *
All directors and executive officers as a group (13           29,741,221      69.39%
  persons)..................................................

------------------------

*   Less than one percent.

(1) "Beneficial owner" refers to a person who has or shares the power to vote or direct the voting of a security or the power to dispose or direct the disposition of the security or who has the right to acquire beneficial ownership of a security within 60 days. More than one person may be deemed to be a beneficial owner of the same securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 20, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Carrier One, LLC is the direct beneficial owner of 28,272,087 shares and Providence Equity Partners L.P. ("Providence L.P.") is the direct beneficial owner of one share. Providence L.P. is the majority Class A Unit holder of Carrier One, LLC, and by virtue of such status may be deemed to be the beneficial owner of the shares in which Carrier One, LLC has direct beneficial ownership. Providence Equity Partners L.L.C. ("PEP LLC") is the general partner of Providence L.P., and by virtue of such status may be deemed to be the beneficial owner of the shares in which Providence L.P. has direct or indirect beneficial ownership. Jonathan M. Nelson, Glenn M. Creamer and Paul J. Salem may be deemed to share voting and investment power with respect to the shares in which PEP LLC has direct or indirect beneficial ownership. Each of Jonathan M. Nelson, Glenn M. Creamer, Paul J. Salem, PEP LLC and Providence L.P. disclaims such deemed beneficial ownership. The address of Messrs. Nelson and Salem is c/o Providence Equity Partners Inc., 901 Fleet Center, 50 Kennedy Plaza, Providence, RI 02903.

(3) Includes 34,130 shares (38,130 in case of Mr. Nordahl and 1,692, in the case of Mr. Schmid) and an additional 213,333 shares (106,666, in the case of Mr. Nordahl and 20,000, in the case of Mr. Schmid) issuable to each such person upon exercise of options which are exercisable within 60 days).

(4) Consists of options exercisable within 60 days that Carrier1 International has issued to each of Thomas J. Wynne and Victor A. Pelson out of a total of 40,000 shares (20,000 shares each).

BENEFICIAL OWNERSHIP OF CARRIER ONE, LLC, THE MAJORITY SHAREHOLDER OF CARRIER1
  INTERNATIONAL

    The following table sets forth certain information regarding the beneficial ownership of Class A Units (the "Class A Units") of Carrier One, LLC, the majority shareholder of Carrier1 International, as of December 31, 2000 by:

        (1) each director of Carrier1 International,

        (2) each executive officer of Carrier1 International listed in the Summary Compensation Table under "Executive Compensation" above,

        (3) all directors and executive officers of Carrier1 International as a group as of December 31, 2000, and

        (4) each person known to Carrier1 International to own beneficially more than 5% of Carrier One, LLC's Class A Units.

                                                              NUMBER OF    PERCENTAGE
NAME OF DIRECTOR/EXECUTIVE OFFICER(1)                           UNITS      OF UNITS(1)
-------------------------------------                         ----------   -----------
Stig Johansson..............................................          --          --
Eugene A. Rizzo.............................................          --          --
Terje Nordahl...............................................          --          --
Alex Schmid.................................................          --          --
Kees van Ophem..............................................          --          --
Glenn M. Creamer(2).........................................  50,000,000       82.24%
Jonathan E. Dick(3).........................................  10,000,000       16.45%
Mark A. Pelson..............................................          --          --
Victor A. Pelson............................................     100,000           *
Thomas J. Wynne(4)..........................................     400,000           *
All directors and executive officers as a group (13           60,500,000       99.51%
  persons)..................................................

------------------------

*   Less than one percent.

                                                              NUMBER OF    PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         UNITS      OF UNITS(1)
---------------------------------------                       ----------   -----------
Providence Equity Partners, L.P.(2).........................  49,312,400       81.11%
  901 Fleet Center
  50 Kennedy Plaza
  Providence, RI 02903
Jonathan M. Nelson(2).......................................  50,000,000       82.24%
Paul J. Salem(2)............................................  50,000,000       82.24%
Primus Capital Fund IV Limited Partnership(3)...............   9,600,000       15.79%
  5900 Landerbook Drive
  Suite 200
  Cleveland, OH 44124-4020

------------------------

(1) Based upon 60.8 million Class A Units outstanding.

(2) Providence L.P. holds 49,312,400 Class A Units, and another fund managed by Providence holds 687,600 Class A Units. PEP LLC is the general partner of Providence L.P. and the other fund, and by virtue of such status may be deemed to be the beneficial owner of the Class A Units in which Providence L.P. and the other fund have direct or indirect beneficial ownership. Jonathan M. Nelson, Glenn M. Creamer and Paul J. Salem may be deemed to share voting and investment power with respect to the Class A Units in which PEP LLC has direct or indirect beneficial ownership. Each of Jonathan M. Nelson, Glenn M. Creamer, Paul J. Salem and PEP LLC disclaims such deemed beneficial ownership.

(3) Primus Capital Fund IV Limited Partnership ("Primus Capital LP") holds 9,600,000 Class A Units and another fund managed by Primus holds 400,000 Class A Units. Primus Venture Partners IV Limited Partnership ("Primus Venture LP") is the general partner of Primus Capital LP and the other fund, and Primus Venture Partners IV, Inc. ("Primus Venture Inc.") is the General Partner of Primus Venture LP. By virtue of such status, either of Primus Venture LP or Primus

    Venture Inc. may be deemed to be the beneficial owner of the Class A Units in which Primus Capital LP and the other fund have beneficial ownership. Jonathan Dick owns no shares directly in Carrier One, LLC but by virture of his directorship in Primus Venture Inc. may be deemed to share voting and investment power with respect to the Class A Units in which Primus
    Venture Inc. has direct or indirect beneficial ownership. Each of Jonathan Dick, Primus Venture LP and Primus Venture Inc. disclaims such deemed beneficial ownership.

(4) Thomas J. Wynne holds (directly or through trusts organized for the benefit of family members) 400,000 Class A Units. These Class A Units do not include additional options that Carrier1 International has issued to Mr. Wynne for a total of 40,000 shares. Mr. Wynne disclaims beneficial ownership in any Class A Units held in any such trusts.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon matters incidental to matters listed on the agenda or emergency decisions as may come before the annual meeting and any adjournment of the meeting. Among the procedural matters presented to each meeting, shareholders or their proxies will appoint a "bureau" under Luxembourg practice. The "bureau" consists of a president to preside at the meeting, a secretary in charge of drawing up the minutes, and a scrutineer to verify the capacity of the persons present. Bureau members are chosen from the persons in attendance. The bureau members will establish a presence list to be signed by the participants at the meetings. The bureau members will also sign the minutes of the meetings, as will those shareholders who so request. Other than the proposals described above and procedural matters for the conduct of the meetings, the Board knows of no other matters which will be presented for action by the shareholders.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Without prejudice to the statutory rights granted under Luxembourg law to shareholders who alone or in aggregation with other shareholders control 20% of the shares of the Company, proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders must, in addition to satisfying the other requirements of the Securities and Exchange Commission's rules and regulations, be received by the Company at its principal executive offices no later than January 21, 2002 in order to be considered for inclusion in the Company's 2002 Proxy Statement.

                       MATERIAL INCORPORATED BY REFERENCE

    Our Annual Report to Shareholders for the fiscal year ended December 31, 2000, including audited financial statements, accompanies this Proxy Statement in the form of copies of the Company's Form 10-K filed with the U.S. Securities and Exchange Commission, together with supplementary material. The accompanying Annual Report does not include exhibits to the Form 10-K, however. Upon request by an eligible shareholder, we will provide copies of these exhibits for a reasonable fee. Requests for a copy of the exhibits should be mailed to:
Carrier1 International S.A., Attn: Investor Relations, c/o Carrier1 International GmbH, Militarstrasse 36, CH-8004, Zurich, Switzerland. Alternatively, a copy of our Form 10-K and the exhibits can be obtained by searching the U.S. Securities and Exchange Commission's EDGAR database on the U.S. Securities and Exchange Commission's website at "www.sec.gov."

                                          By Order of the Board of Directors

                                          Stig Johansson
                                          Director, President and
                                          Chief Executive Officer

Luxembourg
May 22, 2001

                                                                         ANNEX A

                          CARRIER 1 INTERNATIONAL S.A.
                                ANNUAL ACCOUNTS
                           STATUTORY AUDITORS' REPORT
                        REPORT OF THE BOARD OF DIRECTORS
                               DECEMBER 31, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
STATUTORY AUDITORS' REPORT..................................     A-1

ANNUAL ACCOUNTS.............................................

  --Balance sheet...........................................     A-2
  --Profit and loss account.................................     A-3
  --Notes to the accounts...................................     A-7

REPORT OF THE BOARD OF DIRECTORS............................     A-8

To the Shareholders of
Carrier 1 International S.A.

LUXEMBOURG

    Following our appointment we have audited the attached annual accounts of Carrier 1 International S.A. (the "Company") for the year ended December 31, 2000. These annual accounts are the responsibility of the Board of Directors. Our responsibility is to express an opinion on these annual accounts based on our audit.

    We conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the annual accounts are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the annual accounts. An audit also includes assessing the accounting principles used and significant estimates made by the Board of Directors in preparing the annual accounts, as well as evaluating the overall annual accounts' presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the attached annual accounts give, in conformity with the Luxembourg legal and regulatory requirements, a true and fair view of the assets, liabilities and financial position of Carrier 1 International S.A. as at December 31, 2000 and the results of its operations for the year then ended.

DELOITTE & TOUCHE
Statutory auditor

B. Lam                                         B. Schaus
Partner                                        Partner

May 7, 2001

                          CARRIER 1 INTERNATIONAL S.A.

                                 BALANCE SHEET

                            AS AT DECEMBER 31, 2000

                      (EXPRESSED IN UNITED STATES DOLLARS)

                                                                  2000           1999
ASSETS                                                        -------------   -----------
                                                                   USD            USD
FIXED ASSETS
  Intangible assets (note 3)................................      9,021,885    14,284,382

  Financial assets (note 2)
    Shares in affiliated undertakings.......................     72,173,528    40,249,665
    Loans to affiliated undertakings........................    538,465,527   286,896,016
    Transferable securities (note 4)........................    195,762,385            --
    Own shares..............................................             --         8,166
                                                              -------------   -----------
                                                                806,401,440   327,153,847

CURRENT ASSETS
  Cash at bank..............................................    136,474,388        87,051
  Restricted cash...........................................     46,843,144    63,658,536
  Other debtors.............................................        204,051       377,019
                                                              -------------   -----------
                                                                183,521,583    64,122,606

PREPAYMENTS & ACCRUED INCOME................................      8,174,524     2,064,646
                                                              -------------   -----------
                                                              1,007,119,432   407,625,481
                                                              =============   ===========

LIABILITIES

CREDITORS: amounts becoming due and payable within one year
  Trade creditors...........................................             --        41,450
  Amounts owed to affiliated undertakings...................     11,886,065     6,152,321
  Other creditors including tax and social security.........     12,175,949    12,371,474

CREDITORS: amounts becoming due and payable after more than one year

  Debenture loans and warrants payable......................    246,692,320   338,336,506

CAPITAL & RESERVES (note 5)

  Subscribed capital........................................     85,688,408    66,021,400
  Share premium.............................................    667,926,955     2,524,085
  Accumulated deficit.......................................    (17,821,755)           --
  Profit/(loss) for the financial year/period...............        571,490   (17,821,755)
                                                              -------------   -----------
                                                                736,365,098    50,723,730
                                                              -------------   -----------
                                                              1,007,119,432   407,625,481
                                                              =============   ===========

     The accompanying notes form an integral part of these annual accounts.

                          CARRIER 1 INTERNATIONAL S.A.

                            PROFIT AND LOSS ACCOUNT

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                      (EXPRESSED IN UNITED STATES DOLLARS)

                                                                            FOR THE PERIOD
                                                                            FROM AUGUST 13,
                                                                                1998 TO
                                                                 2000      DECEMBER 31, 1999
                                                              ----------   -----------------
                                                                 USD              USD
CHARGES

Interest payable and similar charges........................  34,140,625       29,471,430
Loss on foreign exchange....................................   4,204,368        7,754,420
Value adjustments in respect of intangible assets...........   5,262,497          989,264
Other administration expenses (note 6)......................  11,247,231               --
Waiver of loan in affiliated undertaking....................   1,940,444               --
Other charges...............................................     794,317          647,456
Profit for the financial year...............................     571,490               --
                                                              ----------       ----------
                                                              58,160,972       38,862,570
                                                              ==========       ==========

INCOME

Other interest receivable and similar income derived from
  affiliated undertakings...................................  40,124,267       17,602,821
Other interest receivable and similar income derived from
  outside parties...........................................  17,717,518        3,437,994
Other income................................................     319,187               --
Loss for the financial period...............................          --       17,821,755
                                                              ----------       ----------
                                                              58,160,972       38,862,570
                                                              ==========       ==========

     The accompanying notes form an integral part of these annual accounts.

                          CARRIER 1 INTERNATIONAL S.A.

                             NOTES TO THE ACCOUNTS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

NOTE 1--GENERAL

    Carrier 1 International S.A. (the "Company") was incorporated on August 13, 1998 in Luxembourg for an unlimited period.

    The objective of the Company is to carry out all transactions pertaining to acquiring participating interests in any enterprise, in whatever form, having activities directly or indirectly related to the field of telecommunications, and the administration, management, control, and development of those participating interests. Additionally, the Company may take any action permitted by the laws of Luxembourg for commercial companies.

    The Company's accounting year coincides with the calendar year with the exception of the first accounting year, which concerns the period from August 13, 1998 to December 31, 1999.

    The ultimate parent of the Company is Carrier One International LLC which files consolidated accounts in the United States of America.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The annual accounts are prepared in accordance with generally accepted accounting principles and regulations in force in the Grand-Duchy of Luxembourg

    The significant accounting policies are as follows:

    FOREIGN CURRENCIES

    The Company maintains its accounting records in United States Dollar (USD) and the annual accounts are expressed in this currency. Assets and liabilities denominated in foreign currencies are translated into United States Dollar at the period-end exchange rate. This may result in the recognition of unrealised exchange losses. In accordance with Luxembourg requirements, unrealised gains are not recognised. Transactions in foreign currencies are translated at the exchange rate in effect at the time of the transaction.

    INTANGIBLE FIXED ASSETS

    Intangible assets include financing costs capitalised linked to the issuance of debentures loans and warrants; they also include the cost of licences acquired by the Company.

    Financing costs are amortised over the life of the related liability. Licences are amortised over a period of ten years.

    FINANCIAL FIXED ASSETS

    Financial fixed assets, except for transferable securities, are stated at cost. Where there is a permanent diminution in value of the financial fixed assets, a value adjustment is made.

    Transferable securities are valued at lower of cost or market value. Market value is determined at the last available closing price on a stock exchange or regulated market.

                          CARRIER 1 INTERNATIONAL S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 2000

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DEBTORS

    Debtors are valued at their nominal value less provision for any permanent diminution in value.

    PROVISIONS FOR LIABILITIES AND CHARGES

    At the close of business each year, the board of directors determines whether provisions should be set up to cover foreseeable liabilities and charges.

NOTE 3--INTANGIBLE ASSETS

                                              FINANCING
                                                COSTS      LICENCES     TOTAL
                                              ----------   --------   ----------
Cost as at December 31, 1999................  15,191,085    82,561    15,273,646
Disposals...................................  (4,317,893)       --    (4,317,893)
                                              ----------   -------    ----------
COST AS AT DECEMBER 31, 2000................  10,873,192    82,561    10,955,753
Accumulated amortisation as at December 31,
  1999......................................    (986,678)   (2,586)     (989,264)
Disposals...................................     881,404        --       881,404
Charge for the year.........................  (1,817,752)   (8,256)   (1,826,008)
                                              ----------   -------    ----------
ACCUMULATED AMORTISATION AS AT DECEMBER 31,
  2000......................................  (1,923,026)  (10,842)   (1,933,868)
                                              ----------   -------    ----------
NET BOOK VALUE AS AT DECEMBER 31, 2000......   8,950,166    71,719     9,021,885
                                              ==========   =======    ==========

                          CARRIER 1 INTERNATIONAL S.A.
                       NOTES TO THE ACCOUNTS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000

NOTE 4--TRANSFERABLE SECURITIES

    German government securities admitted to official exchange listing

                                                                                                     AMORTIZED
FACE VALUE                                        BONDS                                 COST          DISCOUNT
----------             -----------------------------------------------------------   -----------   --------------
30,000,000             Bundesrepublik Deutschland     4,5%     22.02.02     EUR       29,512,500      195,000
30,000,000             Bundesrepublik Deutschland     4,5%     17.05.02     EUR       29,598,000      134,000
30,000,000             Bundesrepublik Deutschland     4,5%     19.08.02     EUR       29,782,500       65,250
30,000,000             Bundesrepublik Deutschland     4,5%     18.02.03     EUR       29,778,000       63,429

                                                  NOTES
                       -----------------------------------------------------------
30,000,000             Bundesrepublik Deutschland     3,5%     14.09.01     EUR       29,748,000       65,739
30,000,000             Bundesrepublik Deutschland       4%     14.12.01     EUR       29,718,000       65,077
30,000,000             Bundesrepublik Deutschland     4,5%     15.03.02     EUR       29,610,000       73,125
---------------------                                                                -----------      -------
210,000,000                                                       TOTAL     EUR      207,747,000      661,620

                                                                  TOTAL     USD      195,140,912      621,473

                       TOTAL BALANCE AS
                              AT
FACE VALUE             DECEMBER 31, 2000   MARKET VALUE
----------             -----------------   ------------
30,000,000                  29,707,500      29,958,900
30,000,000                  29,732,000      29,967,000
30,000,000                  29,847,750      29,997,000
30,000,000                  29,841,429      30,003,000

30,000,000                  29,813,739      29,763,000
30,000,000                  29,783,077      29,832,000
30,000,000                  29,683,125      29,958,000
---------------------      -----------     -----------
210,000,000                208,408,620     209,478,900
                           195,762,385     196,767,720

                          CARRIER 1 INTERNATIONAL S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 2000

NOTE 5--CAPITAL AND RESERVES

    SHARE CAPITAL

    At December 31, 1999 the subscribed capital at the Company was fixed at USD 66,021,400 represented by 33,010,700 shares with a par value of USD 2 each, all paid in full.

    At January 19, 2000, the share capital was increased to USD 66,131,680 by the issue of 55,140 new ordinary shares with a par value of USD 2 each.

    At February 22, 2000, the share capital was increased to USD 81,180,980 by the issue of 7,524,650 new ordinary shares with a par value of USD 2 each.

    At February 28, 2000, the share capital was increased to USD 83,438,356 by the issue of 1,128,688 new ordinary shares with a par value of USD 2 each.

    At June 13, 2000, the authorised capital was fixed at USD 200,000,000 to be divided into 100,000,000 shares with a par value of USD 2 each.

    From July to December 2000, the share capital was increased to USD 85,688,408 primarily as a result of the issuance by the Company of 1,223,717 new ordinary shares with a par value of USD 2 each in exchange for warrants issued by the Company in 1999.

    Consequently, at December 31, 2000, the subscribed capital of the Company is fixed at USD 85,688,408 represented by 42,844,204 shares with a par value of USD 2 each, all paid in full.

    LEGAL RESERVE

    In accordance with Luxembourg Law, the Company must appropriate to the legal reserve a minimum of 5% of the net profit, until such reserve equals 10% of the share capital. This reserve is not available for distribution.

NOTE 6--OTHER ADMINISTRATION EXPENSE

    Other administration expenses of USD 11,247,231 represent formation costs directly charged to the profit and loss account in 2000.

NOTE 7--TAXATION

    The company is subject to the fiscal law applicable to all commercial companies in Luxembourg. For the year ended December 31, 2000, the Company has not incurred any tax expense.

                          CARRIER 1 INTERNATIONAL S.A.
                            REPORT OF THE DIRECTORS

To the Shareholders of Carrier 1 International S.A.

    We have pleasure in submitting the balance sheet, the profit and loss account and accompanying notes for the year ended December 31, 2000.

    The results for the financial period starting January 1, 2000 and ending December 31, 2000 show a profit of USD 571,490 which is in accordance with the directors' expectations. The directors recommend that the profit reported by the Company for the year ended December 31, 2000, be applied to reduce the loss carried forward from the previous period ended December 31, 1999 and that the balance of the loss be carried forward to the next financial year.

    We also recommend that you approve the accounts as presented and that you vote for the discharge of the directors and of the statutory auditors from all liability resulting from the performance of their functions during accounting year ended December 31, 2000.

    For your information, a detailed explanation of the activity and consolidated financial statements of the Company and its subsidiaries is found in the Company's annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission on April 2, 2001, which we have included with these proxy materials.

Stig Johansson                                                Glenn E. Creamer
Director                                                      Director

May 7, 2001

         This report is not part of the annual accounts of the Company.


P                                              CARRIER1 INTERNATIONAL S.A.
R                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER1
O                          INTERNATIONAL S.A. FOR THE ANNUAL MEETING TO BE HELD ON JUNE 12, 2001
X
Y

The undersigned hereby appoints Stig Johansson, Alex Schmid, and Kees van Ophem, and each of them, proxies, with full power of substitution, to vote all common shares of capital of Carrier1 International S.A. that the undersigned is entitled to vote at the
Annual Meeting of Shareholders to be held at Le Royal Hotel, 12 Boulevard Royal, L-2449, Luxembourg, on Tuesday, June 12, 2001 at
11:00 a.m., local time, and at any adjournment, postponement or continuation thereof. The proxies have the authority to vote as directed on the reverse side of this card with the same effect as though the undersigned were present in person and voting. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the Annual
Meeting and any adjournment, postponement, or continuation thereof. The undersigned revokes all proxies previously given to vote at the Annual Meeting.

                                MANAGEMENT RECOMMENDS THE ADOPTION OF PROPOSALS 1 THROUGH 5.

SEE REVERSE                                           TO BE SIGNED ON                                                   SEE REVERSE
   SIDE                                                 REVERSE SIDE                                                        SIDE



/X/ Please mark your
    votes as in this
    example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT. IF YOU GIVE NO DIRECTION, WE WILL VOTE YOUR SHARES OF THE
COMPANY'S CAPITAL "FOR" ALL PROPOSALS. WE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD. THE BOARD OF
DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS


                                                  FOR  AGAINST  ABSTAIN

1. Approve the Company's statutory                / /    / /      / /
   accounts for the year ended
   December 31, 2000, and the
   reports of the Company's
   statutory auditors and the
   Board of Directors on the
   statutory accounts, dated
   May [ ], 2001.


                                                  FOR  AGAINST  ABSTAIN
2. Determine to apply the profit                  / /    / /      / /
   reported by the Company for the
   year ended December 31, 2000,
   towards the reduction of the loss
   carried forward from the
   previous period ended
   December 31, 1999 and that the
   balance of the loss be carried
   forward to the next financial
   year.


                                                  FOR  AGAINST  ABSTAIN
3. Approve the discharge of the Board of          / /    / /      / /
   Directors of the Company -- pursuant
   to Article 74 of Luxembourg's Company
   Law -- from the execution of their
   mandate as directors for the year
   ended December 31, 2000.

                                                  FOR  AGAINST  ABSTAIN
4. Approve the discharge of the statutory         / /    / /      / /
   auditors of the Company -- pursuant to
   Article 74 of Luxembourg's Company
   Law -- from the execution of their
   mandate as statutory auditors for the
   year ended December 31, 2000.

                                                  FOR  AGAINST  ABSTAIN
5. In their discretion, the Proxies are           / /    / /      / /
   authorized to vote upon such other
   business as may properly come before
   the Annual Meeting thereof and at any
   adjournment.

Please mark, sign, date, and return this Proxy in the accompanying prepaid envelope. Please sign exactly as your name appears on this Proxy.
When signing as an attorney, executor,
administrator, trustee or guardian, please give full title as such. If shares are held jointly, both owners should sign.

SIGNATURE(S)                           DATE
            -------------------------      ------

SIGNATURE(S)                           DATE
            -------------------------      ------

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